THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of June 15, 2015 by and among ORION MARINE GROUP, INC., a Delaware corporation (the “Borrower”); each of the Lenders which is a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of June 25, 2012, as amended by instruments dated as of April 30, 2013 and June 27, 2014. Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

B. The Borrower, the Lenders and the Administrative Agent desire to amend the
Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent do hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a) The definition of “Revolving Maturity Date” set forth in Section 1.01 of the
Credit Agreement is hereby amended to read in its entirety as follows:

“Revolving Maturity Date” means June 30, 2016.

(b) The definition of “Term Loan Maturity Date” set forth in Section 1.01 of the
Credit Agreement is hereby amended to read in its entirety as follows:

“Term Loan Maturity Date” means June 30, 2016.

SECTION 2. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Credit Agreement.

SECTION 3. Expenses. The Borrower shall pay to the Administrative Agent all reasonable fees and expenses of its legal counsel incurred in connection with the execution of this Amendment.

SECTION 4. Certifications. The Borrower hereby certifies that after the effectuation of this Amendment (a) no event has occurred and is continuing which would reasonably be expected to have a Material Adverse Effect and (b) no Default or Event of Default has occurred and is continuing.

SECTION 5. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

ORION MARINE GROUP, INC., a Delaware corporation

[Signature Page for Third Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

[Signature Page for Third Amendment to Credit Agreement]

The undersigned hereby join in this Amendment to evidence their consent to execution by the Bon-ower of this Amendment, to agree to be bound by the provisions of this Amendment to the extent applicable to the undersigned, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lenders would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.

OCGP, LLC, a Texas limited liability company, OCLP, LLC, a Nevada limited liability company, INDUSTRIAL CHANNEL AND DOCK COMP ANY, a Texas corporation, COMMERCIAL CHANNEL AND DOCK COMPANY, a Texas corporation, ORION ADMINISTRATIVE SERVICES, INC., a Texas corporation, ORION MARINE CONTRACTORS, INC., a Delaware corporation, ORION MARINE CONSTRUCTION, INC., a Florida corporation, MISENER MARINE CONSTRUCTION, INC., a Georgia corporation, KING FISHER MARINE SERVICE, LLC, a Texas limited liability company, T. LAQUAY DREDGING, LLC, a Texas limited liability company, SCHNEIDER E&C COMPANY, INC., a Florida corporation, F. MILLER CONSTRUCTION, LLC, a Louisiana limited liability company, SSL SOUTH, LLC, a Florida limited liability company

[Signature Page for Third Amendment to Credit Agreement]

ORlON CONSTRUCTION LP, a Texas limited partnership

By:	OCGP, LLC, a Texas limited liability company, its sole General Partner

[Signature Page for Third Amendment to Credit Agreement]